UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/19

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter
March 31, 2019

Franklin California Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended March 31, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its June, September and December 2018 meetings, bringing the rate from 1.75% at the start of the period to 2.50% by period-end. At its March 2019 meeting, the Fed decided not to raise rates and indicated that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted moderate returns. The municipal bond market outperformed the corporate bond and U.S. Treasury bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin California Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term.

In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of March 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Franklin California Tax-Free Income Fund

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $7.27 on September 10, 2018, to $7.44 on March 31, 2019. The Fund’s Class A shares paid dividends totaling 12.43 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.18% based on an annualization of March’s 2.05 cent per share dividend and the maximum offering price of $7.73 on March 31, 2019. An investor in the 2019 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. During the period under review, the Fund experienced a reduction of its monthly dividend. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Credit Quality Composition*

3/31/19

Ratings	% of Total Investments

AAA	10.27%

AA	45.85%

A	32.76%

BBB	2.62%

Below Investment Grade	0.94%

Refunded	6.54%

Not Rated	1.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Municipal Bond Market Overview

The financial markets experienced volatility during the 12-month reporting period due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018, spurring a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Stocks quickly reversed course and rallied sharply to start 2019, and municipal bonds performed well in the first quarter of 2019. Overall, the municipal bond market outperformed the corporate bond and U.S. Treasury markets but underperformed the equity markets during the period.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +5.38% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a

1.For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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Portfolio Composition

3/31/19

% of Total Investments*
Transportation	27.67%
General Obligation	18.41%
Refunded**	11.95%
Hospital & Health Care	10.76%
Utilities	10.64%
Subject to Government Appropriations	7.76%
Higher Education	7.45%
Tax-Supported	3.21%
Other Revenue	1.47%
Housing	0.68%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

+4.22% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +4.94% total return.3 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +9.50% total return.3

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 12–17 year group, which returned +6.50% for the period.3 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +8.14% total return, compared with a +5.38% total return for the Bloomberg Barclays Municipal Bond Index.3

Municipal issuance during the reporting period totaled approximately $349 billion, a 17% decline from total issuance for the preceding 12-month period.4 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.4 The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned sharply positive in the first quarter of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $20 billion.5 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate by 0.25% at all three meetings, to finish the period at 3.00%. The Fed paused at both the January and March 2019 meetings, leaving the discount rate and the target range for the federal funds rate unchanged. Furthermore, the Fed indicated the labor market remains strong, but economic activity has slowed since the fourth quarter of 2018. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent decisions to mean the Fed will remain on the sidelines and foster economic growth while attempting to achieve its inflation objective.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

California’s large and diverse economy continued to expand during the 12 months under review, supported by outstanding higher education institutions, a wide range of businesses in innovative sectors and California’s position as the dominant venture capitalist state. Unemployment was 4.3% at period-end, unchanged from March 2018, and was higher than the 3.8% national rate.6

California’s fiscal year 2018 budget, which ended June 30, extended the state’s recent track record of balanced fiscal operations. Highlights of the budget were increased spending for general fund expenditures, education, Medi-Cal funding and pension contributions. The state continued to make deposits to its budget stabilization account, resulting in large budget reserves. The state’s budget for fiscal year 2019, which started in July, mirrored the 2018 budget, with continued deposits to reserve funds and increased spending for general fund expenditures, education and Medi-Cal. State pension

3. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

4. Source: The Bond Buyer, Thomson Reuters.

5. Source: Investment Company Institute.

6. Source: Bureau of Labor Statistics.

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FRANKLIN CALIFORNIA TAX - FREE INCOME FUND

contributions also continued to rise, representing a persistent source of fiscal pressure. The governor’s proposed 2020 fiscal year budget would increase funding to match a modest estimated increase in revenue. The extra funding is planned for increasing reserves, reversal of prior budgetary accounting deferrals, pre-payment of unfunded other post-employment employee benefits, and extra payments toward unfunded pension liabilities for state employees and teachers. The governor also plans to use some extra funding to start new pre-K schooling programs for low income families and expand low and moderate income housing.

California’s net tax-supported debt was $2,188 per capita and 3.9% of personal income, compared with the $987 and 2.3% national medians, respectively.7 During the period under review, independent credit rating agency Moody’s Investors Service assigned an Aa3 rating with a stable outlook to California’s general obligations bonds.8 The rating reflected Moody’s view on the state’s massive and diverse economy that has performed strongly relative to the rest of the nation, as well as the state’s robust revenue growth, accumulation of healthy liquidity and continued fiscal discipline. The positive outlook reflected Moody’s view of California’s strongly performing economy and finances. In contrast, Moody’s cited some challenges to the state, including a highly volatile revenue structure, vulnerability to federal policy and funding changes, especially for health care, and the legislative supermajority requirement to raise new revenue.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer-term bonds. Consistent with our strategy, we sought to purchase bonds that

Dividend Distributions*

4/1/18–3/31/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
April	—	2.16	1.82	2.21	2.21
May	—	2.16	1.82	2.21	2.21
June	—	2.16	1.82	2.21	2.21
July	—	2.16	1.82	2.21	2.21
August	—	2.16	1.82	2.21	2.21
September	—	2.16	1.82	2.22	2.21
October	2.06	2.16	1.82	2.22	2.21
November	2.06	2.16	1.82	2.22	2.21
December	2.10	2.19	1.86	2.26	2.24
January	2.10	2.19	1.86	2.26	2.24
February	2.06	2.15	1.82	2.22	2.20
March	2.05	2.15	1.81	2.22	2.20
Total	12.43	25.96	21.91	26.67	26.56

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

7. Source: Moody’s Investors Service, “States - US: Medians - State debt continues slow growth trend,” 4/24/18.

8. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA TAX - FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A3,4
1-Year	+5.39%		+1.44%

5-Year	+24.17%		+3.63%

10-Year	+75.48%		+5.38%

Advisor
1-Year	+5.44%		+5.44%

5-Year	+24.77%		+4.53%

10-Year	+77.36%		+5.90%

Share Class	Distribution Rate	[5]	Taxable Equivalent Distribution Rate	[6]	30-Day Standardized Yield	[7]	Taxable Equivalent 30-Day Standardized Yield	[6]

A	3.18%		6.78%		2.03%		4.33%

Advisor	3.56%		7.59%		2.37%		5.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (4/1/09–3/31/19)

Advisor Class (4/1/09–3/31/19)

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	3/31/19	9/10/18	3/31/18	Change

A (FTFQX)	$7.44	$7.27	N/A	+$0.17

A1 (FKTFX)	$7.43	N/A	$7.31	+$0.12

C (FRCTX)	$7.41	N/A	$7.30	+$0.11

R6 (FKTQX)	$7.42	N/A	$7.30	+$0.12

Advisor (FCAVX)	$7.42	N/A	$7.30	+$0.12

Distributions (4/1/18–3/31/19)

Share Class	Net Investment Income

A (9/10/18–3/31/19)	$0.1243

A1	$0.2596

C	$0.2191

R6	$0.2667

Advisor	$0.2656

Total Annual Operating Expenses10

Share Class

A	0.74%

Advisor	0.49%

See page 10 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and California personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,045.40	$3.93	$1,021.09	$3.88	0.77%
A1	$1,000	$1,046.30	$3.11	$1,021.89	$3.07	0.61%
C	$1,000	$1,042.10	$5.96	$1,019.10	$5.89	1.17%
R6	$1,000	$1,047.00	$2.40	$1,022.59	$2.37	0.47%
Advisor	$1,000	$1,046.80	$2.65	$1,022.34	$2.62	0.52%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Highlights

Year Ended March 31, 2019[a]
Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.27

Income from investment operations[b]:
Net investment income[c]	0.14
Net realized and unrealized gains (losses)	0.15

Total from investment operations	0.29

Less distributions from net investment income	(0.12)

Net asset value, end of year	$ 7.44

Total return[d]	4.11%

Ratios to average net assets[e]
Expenses[f]	0.76%
Net investment income	3.38%

Supplemental data
Net assets, end of year (000’s)	$524,756
Portfolio turnover rate	14.12%

aFor the period September 10, 2018 (effective date) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2019	2018	2017	2016	2015
Class A1

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.31	$ 7.38	$ 7.59	$ 7.60	$ 7.21

Income from investment operations[a]:

Net investment income[b]	0.26	0.26	0.27	0.29	0.31

Net realized and unrealized gains (losses)	0.12	(0.06)	(0.22)	(0.01)	0.39

Total from investment operations	0.38	0.20	0.05	0.28	0.70

Less distributions from net investment income	(0.26)	(0.27)	(0.26)	(0.29)	(0.31)

Net asset value, end of year	$ 7.43	$ 7.31	$ 7.38	$ 7.59	$ 7.60

Total return[c]	5.34%	2.66%	0.68%	3.82%	9.83%

Ratios to average net assets
Expenses	0.60%[d]	0.59%	0.59%	0.57%	0.58%
Net investment income	3.54%	3.53%	3.54%	3.87%	4.11%

Supplemental data
Net assets, end of year (000’s)	$11,824,206	$12,154,752	$12,425,129	$11,836,310	$11,757,208
Portfolio turnover rate	14.12%	13.05%	19.37%	8.77%	9.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Annual Report	13

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2019	2018	2017	2016	2015
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.30	$ 7.36	$ 7.58	$ 7.58	$ 7.19

Income from investment operations[a]:
Net investment income[b]	0.22	0.22	0.23	0.25	0.26

Net realized and unrealized gains (losses)	0.11	(0.06)	(0.23)	(—)[c]	0.39

Total from investment operations	0.33	0.16	—	0.25	0.65

Less distributions from net investment income	(0.22)	(0.22)	(0.22)	(0.25)	(0.26)

Net asset value, end of year	$ 7.41	$ 7.30	$ 7.36	$ 7.58	$ 7.58

Total return[d]	4.63%	2.23%	(0.02)%	3.39%	9.26%

Ratios to average net assets
Expenses	1.16%[e]	1.15%	1.14%	1.13%	1.14%
Net investment income	2.98%	2.97%	2.99%	3.31%	3.55%

Supplemental data
Net assets, end of year (000’s)	$1,124,954	$1,527,772	$1,659,070	$1,442,032	$1,316,471
Portfolio turnover rate	14.12%	13.05%	19.37%	8.77%	9.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2019	2018[a]
Class R6
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 7.30	$7.46
Income from investment operations[b]:
Net investment income[c]	0.27	0.18

Net realized and unrealized gains (losses)	0.12	(0.18)

Total from investment operations	0.39	—

Less distributions from net investment income	(0.27)	(0.16)

Net asset value, end of year	$ 7.42	$ 7.30

Total return[d]	5.45%	(0.05)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.47%	0.49%
Expenses net of waiver and payments by affiliates	0.46%[f]	0.48%
Net investment income	3.68%	3.64%

Supplemental data
Net assets, end of year (000’s)	$103,760	$85,534
Portfolio turnover rate	14.12%	13.05%

aFor the period August 1, 2017 (effective date) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Annual Report	15

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2019	2018	2017	2016	2015
Advisor Class
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.30	$ 7.36	$ 7.58	$ 7.59	$ 7.20

Income from investment operations[a]:
Net investment income[b]	0.26	0.27	0.28	0.30	0.31

Net realized and unrealized gains (losses)	0.13	(0.06)	(0.23)	(0.01)	0.39

Total from investment operations	0.39	0.21	0.05	0.29	0.70

Less distributions from net investment income	(0.27)	(0.27)	(0.27)	(0.30)	(0.31)

Net asset value, end of year	$ 7.42	$ 7.30	$ 7.36	$ 7.58	$ 7.59

Total return	5.44%	2.89%	0.65%	3.92%	9.95%

Ratios to average net assets
Expenses	0.51%[c]	0.50%	0.49%	0.48%	0.49%
Net investment income	3.63%	3.62%	3.64%	3.96%	4.20%

Supplemental data
Net assets, end of year (000’s)	$1,641,388	$1,572,721	$1,463,633	$1,108,743	$908,763
Portfolio turnover rate	14.12%	13.05%	19.37%	8.77%	9.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX - FREE INCOME FUND

Statement of Investments, March 31, 2019

	Principal Amount	Value
Municipal Bonds 96.7%
California 95.8%
ABAG Finance Authority for Nonprofit Corporations COP, Santa Clara County and Butte Valley-Tulelake Rural Health Projects Inc., California Mortgage Insured, 6.65%, 10/01/22	$270,000	$271,072
ABAG Finance Authority for Nonprofit Corporations MFHR, Palo Alto Gardens Apartments, Series A, 5.45%, 4/01/39	5,500,000	5,504,455
ABAG Finance Authority for Nonprofit Corporations Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	11,671,440
Channing House, California Mortgage Insured, Pre-Refunded, 6.00%, 5/15/30	8,495,000	8,929,349
Channing House, California Mortgage Insured, Pre-Refunded, 6.125%, 5/15/40	17,635,000	18,561,014
Eskaton Properties Inc. Obligated Group, Refunding, 5.00%, 11/15/35	10,000,000	10,771,600
San Diego Hospital Assn. Sharp Healthcare, Series B, Pre-Refunded, 6.25%, 8/01/39	17,500,000	17,777,200
St. Rose Hospital, Series A, California Mortgage Insured, Pre-Refunded, 5.625%, 5/15/29	9,050,000	9,095,159
St. Rose Hospital, Series A, California Mortgage Insured, Pre-Refunded, 6.00%, 5/15/29	8,620,000	8,666,807
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/29	20,000,000	14,225,200
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/30	41,665,000	28,325,950
Alameda USD Alameda County GO, Election of 2014, Series A, 5.00%, 8/01/39	18,000,000	20,548,260
Alhambra City Elementary School District GO, Los Angeles County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/27	3,035,000	2,473,677
Alisal USD,
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/32	3,355,000	2,271,268
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 8/01/33	3,610,000	2,357,763
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn., 2/01/34	3,345,000	2,126,115
Alvord USD,
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn., 8/01/36	15,000,000	8,097,000
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/46	42,500,000	44,373,825
GO, Riverside County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	34,690,000	38,702,592
Anaheim City School District GO, Orange County, Election of 2010, AGMC Insured, Pre-Refunded, 6.25%, 8/01/40	7,500,000	8,347,500
Anaheim PFA Lease Revenue,
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/24	26,855,000	23,832,470
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/26	29,430,000	24,436,318
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/27	22,860,000	18,264,226
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/28	14,425,000	11,057,484
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/29	24,810,000	18,280,504
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/32	13,665,000	8,818,708
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/33	37,070,000	22,967,831
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 9/01/34	24,970,000	14,816,699
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero cpn., 3/01/37	15,080,000	7,977,169

franklintempleton.com	Annual Report	17

FRANKLIN CALIFORNIA TAX - FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Anaheim UHSD, GO, Orange County, Election of 2002, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	$8,570,000	$7,237,708
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding, 5.00%, 8/01/39	11,750,000	13,428,370
Antioch USD, GO, Contra Costa County, School Facilities ID No. 1, Election of 2008, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 8/01/36	3,130,000	3,171,128
Atascadero USD, GO, San Luis Obispo County, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40	6,235,000	6,692,836
Atwater PFA Wastewater Revenue, AGMC Insured, Pre-Refunded, 6.125%, 5/01/45	4,620,000	4,730,095
Auburn PFA Wastewater Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/39	1,880,000	1,892,803
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero cpn., 8/01/48	25,000,000	3,897,500
GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero cpn., 8/01/53	60,000,000	6,337,800
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/43	5,000,000	5,578,950
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Series F-1, 5.00%, 4/01/56	60,000,000	68,400,000
San Francisco Bay Area, Series S-4, AGMC Insured, Pre-Refunded, 5.125%, 4/01/48	20,000,000	22,936,800
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/42	84,260,000	89,061,135
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/47	72,000,000	75,735,360
San Francisco Bay Area, Subordinate, Series S-2, Pre-Refunded, 5.00%, 10/01/50	75,000,000	79,124,250
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.00%, 4/01/43	36,040,000	41,157,320
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.125%, 4/01/48	27,355,000	31,371,808
San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.25%, 4/01/53	33,000,000	38,005,440
Beaumont Public Improvement Authority Wastewater Revenue, Series A, AGMC Insured, 5.00%, 9/01/49	10,000,000	11,608,400
Beaumont USD,
GO, Riverside County, Capital Appreciation, Election of 2008, Series C, AGMC Insured, zero cpn., 8/01/40	11,000,000	4,980,470
GO, Riverside County, Election of 2008, Series C, AGMC Insured, Pre-Refunded, 5.75%, 8/01/36	6,200,000	6,837,236
Berkeley USD, GO, Alameda County, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35	5,090,000	5,359,872
California Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, Series A, AGMC Insured, 5.00%, 6/01/30	2,330,000	2,409,267
College of the Sequoias and Kern Community College District, Series A, AGMC Insured, 5.125%, 6/01/35	1,250,000	1,292,663
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District, Series A, NATL Insured, 5.125%, 4/01/31	880,000	895,083
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	7,500,000	7,571,550
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/34	10,295,000	10,847,224
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/40	17,650,000	18,599,923
Asset-Backed, Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,690,000	8,805,838
California Health Facilities Financing Authority Revenue,
Adventist Health System/West, Series A, Pre-Refunded, 5.75%, 9/01/39	18,000,000	18,316,440
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/35	1,000,000	1,156,150
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	52,754,500
Catholic Healthcare West, Series A, Pre-Refunded, 6.00%, 7/01/34	10,000,000	10,112,300
Cedars-Sinai Medical Center, Pre-Refunded, 5.00%, 8/15/39	4,200,000	4,255,104
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/42	7,750,000	8,787,415
Children’s Hospital Los Angeles, Refunding, Series A, 5.00%, 8/15/47	10,370,000	11,695,493

18	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX - FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Health Facilities Financing Authority Revenue, (continued)
Children’s Hospital Los Angeles, Series A, AGMC Insured, Pre-Refunded, 5.25%, 7/01/38	$17,000,000	$17,810,390
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	10,500,000	10,811,535
Children’s Hospital of Orange County, Series A, 6.25%, 11/01/29	13,870,000	14,254,892
Children’s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	10,849,000
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage Insured, 6.25%, 2/01/26	5,000,000	5,409,200
El Camino Hospital, 4.125%, 2/01/47	11,000,000	11,570,570
El Camino Hospital, 5.00%, 2/01/47	12,500,000	14,293,250
Feedback Foundation Inc. Olive Crest Treatment Centers and South California Alcohol and Drug Programs Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	510,000	512,040
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/38	25,000,000	27,126,250
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/44	385,000,000	408,735,250
Kaiser Permanente, Series A, Subseries A-2, 5.00%, 11/01/47	30,000,000	41,629,200
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	42,554,190
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 11/15/56	22,000,000	24,803,680
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	12,960,000	14,458,694
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/34	1,000,000	1,160,170
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/39	1,450,000	1,657,553
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage Insured, 5.00%, 7/01/44	1,160,000	1,313,897
Pomona Valley Hospital Medical Center, Refunding, Series A, NATL Insured, 5.625%, 7/01/19	1,885,000	1,891,352
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/38	9,000,000	10,271,880
Rady Children’s Hospital, 5.25%, 8/15/41	11,000,000	11,704,550
Sutter Health, Refunding, Series A, 5.00%, 8/15/43	20,000,000	22,627,800
Sutter Health, Refunding, Series A, 4.00%, 11/15/48	36,810,000	38,781,175
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	89,970,000	103,315,250
Sutter Health, Series A, 4.00%, 11/15/42	11,680,000	12,376,595
Sutter Health, Series A, 5.00%, 11/15/48	34,500,000	39,843,360
Sutter Health, Series A, 5.00%, 8/15/52	89,990,000	98,622,741
California Infrastructure and Economic Development Bank Revenue,
Academy of Motion Picture Arts and Sciences Obligated Group, Refunding, Series A, 5.00%, 11/01/41	8,000,000	8,898,160
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	13,460,000	17,130,946
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/29	50,985,000	65,220,012
Clean Water State Revolving Fund, Green Bonds, 5.00%, 10/01/48	10,000,000	11,835,500
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/40	4,015,000	4,642,223
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/43	1,900,000	2,188,971
California Municipal Finance Authority Mobile Home Park Revenue, Caritas Projects, Senior, Refunding, Series A, 4.00%, 8/15/52	27,350,000	27,816,591
California Municipal Finance Authority Senior Living Revenue,
Pilgrim Place in Claremont, Series A, California Mortgage Insured, Pre-Refunded, 5.875%, 5/15/29	2,895,000	2,910,315
Pilgrim Place in Claremont, Series A, California Mortgage Insured, Pre-Refunded, 6.125%, 5/15/39	5,830,000	5,862,531
California School Facilities Financing Authority Revenue, Azusa USD, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/32	10,000,000	10,120,700

franklintempleton.com	Annual Report	19

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Community College Financing Authority College Housing Revenue, NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.25%, 5/01/53	$8,150,000	$9,124,577
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/45	10,000,000	11,213,200
Loma Linda University, Refunding, Series A, 5.00%, 4/01/47	11,000,000	12,555,730
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/26	7,620,000	6,400,724
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/27	7,365,000	5,963,220
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/28	4,120,000	3,217,226
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/30	5,685,000	4,085,355
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/31	7,615,000	5,232,114
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 10/01/32	7,615,000	5,003,740
Santa Clara University, Capital Appreciation, Refunding, AMBAC Insured, zero cpn., 9/01/26	5,150,000	3,993,310
Santa Clara University, Refunding, 5.00%, 4/01/45	15,495,000	17,484,248
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	24,960,000	34,633,498
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	56,950,000	77,838,690
Stanford University, Series U-4, 5.00%, 6/01/43	24,205,000	33,083,152
Stanford University, Series U-6, 5.00%, 5/01/45	90,580,000	125,413,445
[a] Stanford University, Series V-1, 5.00%, 5/01/49	20,000,000	27,896,600
University of San Francisco, Refunding, Series A, 5.00%, 10/01/48	10,000,000	11,651,600
University of San Francisco, Refunding, Series A, 5.00%, 10/01/53	10,000,000	11,538,300
California State GO,
NATL Insured, 6.00%, 10/01/21	65,000	66,621
Various Purpose, 5.125%, 4/01/24	5,000	5,014
Various Purpose, 6.00%, 5/01/24	2,565,000	2,575,260
Various Purpose, 5.20%, 4/01/26	20,000	20,056
Various Purpose, 6.00%, 4/01/38	36,920,000	36,948,428
Various Purpose, 6.00%, 11/01/39	100,000,000	102,625,000
Various Purpose, 5.25%, 11/01/40	69,685,000	73,132,317
Various Purpose, 5.00%, 4/01/49	5,000,000	5,969,500
Various Purpose, AGMC Insured, 5.50%, 4/01/19	140,000	140,000
Various Purpose, AGMC Insured, 5.50%, 3/01/20	95,000	96,608
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	210,000	213,891
Various Purpose, FGIC Insured, 6.00%, 8/01/19	310,000	314,709
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,343,624
Various Purpose, NATL Insured, 6.00%, 8/01/24	990,000	1,006,206
Various Purpose, NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,109,404
Various Purpose, Pre-Refunded, 6.00%, 4/01/38	20,210,000	20,210,000
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	259,447
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	26,047,250
Various Purpose, Refunding, 5.00%, 10/01/39	15,000,000	17,363,700
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	25,771,000
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	16,376,365
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	91,796,600
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	49,277,221
Various Purpose, Refunding, 5.00%, 10/01/44	25,000,000	28,133,750
Various Purpose, Refunding, 5.00%, 8/01/45	22,500,000	25,683,525

20	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State GO, (continued)
Various Purpose, Refunding, 5.00%, 8/01/46	$20,000,000	$23,100,400
Various Purpose, Refunding, 5.00%, 10/01/47	81,000,000	92,944,260
Various Purpose, Refunding, 5.00%, 11/01/47	10,000,000	11,712,100
California State Municipal Finance Authority Revenue,
Channing House Project, Series B, California Mortgage Insured, 5.00%, 5/15/47	10,000,000	11,576,000
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/42	5,500,000	6,155,160
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/46	15,000,000	16,600,950
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/47	20,750,000	23,112,180
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/42	5,100,000	5,720,007
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/47	4,000,000	4,450,160
Eisenhower Medical Center, Series A, Pre-Refunded, 5.75%, 7/01/40	7,000,000	7,372,330
Inland Regional Center Project, Refunding, 5.00%, 6/15/45	23,300,000	26,097,864
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/43	78,650,000	89,532,014
NCROC-Paradise Valley Estates Project, Series A, California Mortgage Insured, 5.00%, 1/01/43	10,000,000	11,595,700
NCROC-Paradise Valley Estates Project, Series A, California Mortgage Insured, 5.00%, 1/01/49	18,990,000	21,937,438
NorthBay Healthcare Group, Series A, 5.25%, 11/01/41	5,500,000	6,037,185
NorthBay Healthcare Group, Series A, 5.00%, 11/01/47	8,650,000	9,294,598
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	33,895,000	38,214,918
University of La Verne, Refunding, Series A, 4.00%, 6/01/47	8,000,000	8,497,600
California State Municipal Finance Authority Student Housing Revenue, CHF-Davis I LLC - West Village Student Housing Project, 5.00%, 5/15/48	10,000,000	11,325,600
California State PCFA Revenue, San Jose Water Co. Project, 4.75%, 11/01/46	15,000,000	16,509,450
California State PCFA Water Furnishing Revenue, San Diego County Water Authority Desalination Project Pipeline, Refunding, 5.00%, 11/21/45	9,155,000	10,533,377
California State Public School District Financing Authority Lease Revenue, Southern Kern USD, Series B, AGMC Insured, ETM, 5.90%, 9/01/26	1,475,000	1,721,915
California State Public Works Board Lease Revenue,
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	18,265,999
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	52,334,290
Various Capital Projects, Series A, 5.00%, 4/01/32	17,885,000	19,447,791
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	31,377,130
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 5.50%, 3/01/25	8,700,000	9,032,427
Various Capital Projects, Series A, Subseries A-1, Pre-Refunded, 6.00%, 3/01/35	10,000,000	10,427,300
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.75%, 10/01/30	100,000,000	102,188,000
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	44,367,200
Various Capital Projects, Series I, Pre-Refunded, 6.375%, 11/01/34	50,000,000	51,456,500
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	16,227,900
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/39	23,000,000	26,026,340
Systemwide, Refunding, Series A, 5.00%, 11/01/39	19,920,000	24,079,296
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,105,000	34,209,144
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,645,000	31,947,231
Systemwide, Refunding, Series A, 5.00%, 11/01/43	16,870,000	20,246,362
Systemwide, Refunding, Series A, 5.00%, 11/01/43	11,000,000	12,591,700
Systemwide, Refunding, Series A, 5.00%, 11/01/44	32,345,000	36,382,303
Systemwide, Refunding, Series A, 5.00%, 11/01/47	63,000,000	73,274,040
Systemwide, Refunding, Series A, 5.00%, 11/01/50	17,385,000	20,518,472

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA,
COP, Citrus Valley Health Partners Inc., NATL Insured, 5.125%, 4/01/23	$6,000,000	$6,019,200
COP, Insured Health Facilities, UniHealth America, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/25	6,745,000	7,268,345
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,246,400
California Statewide CDA Revenue,
Adventist Health System/West, Refunding, Series A, 5.00%, 3/01/35	9,250,000	10,629,915
Adventist Health System/West, Refunding, Series A, 5.00%, 3/01/48	67,585,000	78,022,827
Cottage Health System Obligated Group, Refunding, 5.25%, 11/01/30	18,500,000	19,517,685
Cottage Health System Obligated Group, Refunding, 5.00%, 11/01/40	56,000,000	58,255,680
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.25%, 10/01/43	3,000,000	3,352,260
Huntington Memorial Hospital Project, 5.00%, 7/01/48	7,980,000	9,214,107
Insured Health Facility, CLARE Foundation Inc. and Principals Inc., Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	460,000	461,283
Insured Health Facility, North County Serenity House Inc., Refunding, California Mortgage Insured, 5.50%, 1/01/28	2,700,000	2,708,478
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	95,478,010
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.25%, 8/01/24	11,835,000	12,020,454
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.625%, 8/01/29	20,015,000	20,356,056
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	37,455,000	38,108,590
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35	2,000,000	2,279,760
The Redwoods, a Community of Seniors Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,261,260
The Redwoods, a Community of Seniors Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	8,274,860
California Statewide CDA Student Housing Revenue,
University of California, Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding, 5.125%, 5/15/31	8,000,000	8,499,680
University of California, Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding, 5.375%, 5/15/38	8,500,000	9,067,205
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program, Monterey Merced Los Angeles san Bernardino County, Series A, AGMC Insured, 5.25%, 10/01/24	275,000	275,809
Campbell USD,
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/20	5,000,000	4,900,050
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/21	6,280,000	6,054,046
Carlsbad USD,
COP, San Diego County, Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/34	14,000,000	14,254,520
COP, San Diego County, Project, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/41	3,880,000	3,950,538
GO, San Diego County, Capital Appreciation, Election of 2006, Series B, zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34	14,000,000	16,904,020
GO, San Diego County, Capital Appreciation, Election of 2006, Series C, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/35	33,000,000	33,442,200
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33	1,000,000	1,042,210
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	2,793,287
Centinela Valley UHSD,
GO, Los Angeles County, Election of 2010, Series B, AGMC Insured, 5.00%, 8/01/50	3,850,000	4,260,911
GO, Los Angeles County, Refunding, Series A, NATL Insured, 5.50%, 8/01/33	15,630,000	19,355,879
Central USD,
GO, Fresno County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29 .	3,000,000	3,040,650
GO, Fresno County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 8/01/33	3,500,000	3,548,860

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured, 5.00%, 11/01/22	$1,675,000	$1,752,167
Chaffey Joint UHSD, GO, San Bernardino County, Election of 2012, Series B, 5.00%, 8/01/44	27,500,000	31,255,675
Charter Oak USD, GO, Los Angeles County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/40	5,000,000	5,706,900
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,975,600
Chula Vista IDR, San Diego Gas and Electric Co., Refunding, Series A, 5.875%, 2/15/34	17,500,000	17,631,075
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/36	8,000,000	4,494,240
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/37	8,000,000	4,293,120
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/40	7,500,000	3,514,425
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC Insured, zero cpn., 8/01/43	10,000,000	3,931,600
Coalinga-Huron Joint USD, GO, Fresno Monterey and San Benito Counties, Election of 2016, Series B, BAM Insured, 5.00%, 8/01/48	13,210,000	15,241,830
College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/33	5,000,000	5,067,750
College of the Sequoias Visalia Area ID No. 2 GO,
Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/33	5,750,000	5,827,912
Election of 2008, Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,115,380
Colton Joint USD,
GO, San Bernardino and Riverside Counties, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/42	16,365,000	6,940,887
GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 8/01/34	10,665,000	10,805,138
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	10,000,000	10,377,100
Redevelopment Project, second lien, Series B, 6.00%, 8/01/35	11,160,000	11,625,707
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	10,000,000	10,408,000
Compton Sewer Revenue, Los Angeles County, 6.00%, 9/01/39	11,775,000	11,920,303
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	2,139,736
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	2,362,795
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	1,245,608
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/25	4,655,000	4,076,570
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/26	6,080,000	5,175,722
GO, Riverside County, Election of 2006, Series C, AGMC Insured, Pre-Refunded, 5.50%, 8/01/39	7,500,000	7,602,900
GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/44	20,000,000	22,822,200
Covina PFA Wastewater Revenue, Assured Guaranty, 5.375%, 10/01/29	6,550,000	6,669,668
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	3,694,425
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%, 12/15/47	17,870,000	17,902,702
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32	8,520,000	10,114,177
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	1,015,000	1,060,299
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/35	10,000,000	11,381,600
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	7,355,000	8,505,396
Alameda and Contra Costa Counties, Series C, 5.00%, 6/01/44	14,000,000	15,679,720
Alameda and Contra Costa Counties, Series C, 4.00%, 6/01/45	9,070,000	9,602,137

franklintempleton.com	Annual Report	23

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Eastern California Municipal Water District Financing Authority Water and Wastewater Revenue, Series B, 5.00%, 7/01/46	$30,705,000	$35,143,408
El Monte UHSD, GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre- Refunded, 5.50%, 6/01/34	11,355,000	11,431,419
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/38	1,500,000	1,717,320
Escondido UHSD,
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/33	3,500,000	3,616,550
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/37	2,500,000	2,581,750
Fairfax Elementary School District GO,
Capital Appreciation, Election of 2010, Refunding, AGMC Insured, zero cpn., 11/01/48	10,380,000	3,232,436
Election of 2010, AGMC Insured, 5.75%, 11/01/40	2,250,000	2,467,598
Folsom Cordova USD, GO, School Facilities ID No. 5, Election of 2014, Sacramento County, Series C, 4.00%, 10/01/43	17,500,000	18,634,000
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	41,250,000	22,489,500
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	40,513,887
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	28,060,659
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter, 1/15/31	35,000,000	35,520,800
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.625% thereafter, 1/15/32	37,260,000	37,945,584
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	52,348,400
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	98,000,000	94,847,340
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	29,610,850
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	5,765,000	5,432,821
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	66,388,027
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	18,648,749
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	20,746,031
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	12,955,800
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,680,460
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	28,776,944
Refunding, Series A, 5.75%, 1/15/46	260,000,000	298,893,400
Refunding, Series A, 6.00%, 1/15/49	305,000,000	356,706,650
Refunding, Series A, 6.00%, 1/15/53	190,000,000	221,754,700
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	11,029,500
Fort Bragg USD, GO, Election of 2008, AGMC Insured, 5.125%, 8/01/41	4,380,000	4,668,248
Fowler USD,
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/41	3,095,000	1,401,107
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/42	3,005,000	1,305,552
GO, Fresno County, Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	3,711,953
Franklin-McKinley School District GO, Santa Clara County, Election of 2010, Series C, BAM Insured, 5.00%, 8/01/44	5,000,000	5,538,050
Fresno USD,
GO, Capital Appreciation, Election of 2001, Series G, zero cpn., 8/01/41	47,000,000	11,275,770
GO, Capital Appreciation, Election of 2010, Refunding, Series B, zero cpn., 8/01/41	35,000,000	8,507,800
GO, Refunding, Series C, NATL Insured, 5.90%, 2/01/20	2,065,000	2,138,968
GO, Refunding, Series C, NATL Insured, 5.90%, 8/01/22	3,000,000	3,307,140
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/31	2,500,000	2,792,725
Fullerton School District GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	3,030,000	2,789,660

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Glendale Community College District GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/28	$15,000,000	$10,803,150
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%, 9/01/24	5,000,000	5,014,250
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Series A, 5.00%, 6/01/35	25,000,000	28,445,500
Asset-Backed, Series A, 5.00%, 6/01/40	212,525,000	239,058,746
Asset-Backed, Series A, 5.00%, 6/01/45	308,395,000	345,223,531
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, Refunding, Series A-1, 5.00%, 6/01/35	28,340,000	32,146,062
Grand Terrace CRDA Tax Allocation Revenue, Community Redevelopment Project Area, Series A, 6.00%, 9/01/33	10,000,000	10,282,100
Grossmont UHSD,
GO, San Diego County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24	5,110,000	4,629,047
GO, San Diego County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	1,440,000	1,457,150
GO, San Diego County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.25%, 8/01/33	7,510,000	7,605,602
Hacienda La Puente USD, GO, Los Angeles County, Election of 2016, Series A, 4.00%, 8/01/47	655,000	690,933
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation, Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter, 8/01/33	20,000,000	23,334,800
Hawthorne School District GO,
Capital Appreciation, Election of 2004, Series C, Assured Guaranty, zero cpn., 8/01/48	37,665,000	11,872,008
Los Angeles County, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	1,000,000	1,010,160
Hayward USD, GO, Alameda County, Capital Appreciation, Election of 2008, Series A, AGMC Insured, Pre-Refunded, zero cpn., 8/01/38	9,875,000	2,681,754
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project, Pre-Refunded, 5.375%, 8/01/34	7,750,000	8,156,642
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A, NATL Insured, zero cpn., 8/01/28	10,005,000	7,866,631
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39	2,000,000	2,091,980
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed, Inland Empire Tobacco Securitization Corp., Capital Appreciation, Series B, 5.75%, 6/01/26	35,000,000	36,344,000
Irvine USD Special Tax,
CFD No. 01-1, South Irvine Communities, Refunding, BAM Insured, 5.00%, 9/01/38	7,000,000	7,875,350
CFD No. 09-1, Series D, 5.00%, 3/01/57	10,000,000	11,023,500
Jefferson UHSD San Mateo County GO,
Refunding, Series A, NATL Insured, 6.45%, 8/01/25	3,045,000	3,609,299
Refunding, Series A, NATL Insured, 6.45%, 8/01/29	3,075,000	3,966,535
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,675,360
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,497,040
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,171,120
Jurupa USD, GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/39	10,165,000	11,680,906
La Habra COP, Park La Habra and Viewpark Refinancing Project, Refunding, Series A, AGMC Insured, 5.25%, 9/01/40	7,900,000	8,274,776
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured, 5.00%, 8/15/28	1,855,000	1,935,822
La Palma Community Development Commission Tax Allocation, La Palma Community Development Project No. 1, Refunding, 6.10%, 6/01/22	340,000	341,187
Lake Elsinore PFA Tax Allocation Revenue, Series A, Assured Guaranty, 5.25%, 9/01/33	10,065,000	10,223,322
Lake Elsinore USD, COP, School Facilities Project Funding Program, AGMC Insured, 5.00%, 6/01/42	10,000,000	10,314,900
Lake Tahoe USD, GO, Election of 2008, AGMC Insured, 5.375%, 8/01/29	10,000,000	10,124,700

franklintempleton.com	Annual Report	25

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/45	$11,540,000	$4,256,644
Lammersville Joint USD, GO, Election of 2016, Series A, 4.00%, 8/01/46	41,340,000	43,297,036
Lancaster School District GO,
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 8/01/25	5,495,000	4,755,703
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 7/01/26	5,965,000	4,998,968
Lawndale RDA Tax Allocation,
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/39	10,280,000	10,406,855
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/44	6,085,000	6,159,480
Lemon Grove School District GO,
Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/50	20,990,000	6,210,941
Election of 2008, Series A, Assured Guaranty, 5.125%, 8/01/33	2,100,000	2,124,738
Live Oak School District COP,
Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29	1,245,000	1,261,870
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/34	2,270,000	2,303,551
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/39	2,750,000	2,790,645
Lodi USD, GO, San Joaquin County, Election of 2016, 4.00%, 8/01/41	15,000,000	15,881,250
Long Beach Bond Finance Authority Natural Gas Purchase Revenue,
Series A, 5.50%, 11/15/28	8,000,000	10,023,440
Series A, 5.00%, 11/15/29	17,465,000	21,270,100
Series A, 5.50%, 11/15/30	5,000,000	6,350,450
Series A, 5.00%, 11/15/35	69,800,000	86,720,218
Series A, 5.50%, 11/15/37	35,000,000	45,897,600
Los Angeles Community College District GO, Refunding, 5.00%, 8/01/38	10,000,000	11,741,800
Los Angeles County MTA Sales Tax Revenue,
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/35	17,655,000	20,904,579
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/37	10,970,000	12,901,598
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/38	28,160,000	33,016,192
Measure R, Senior, Refunding, Series A, 5.00%, 6/01/39	10,000,000	11,697,100
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, District No. 20, Green Bonds, Refunding, Series A, 4.00%, 10/01/42	16,430,000	17,334,307
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/34	18,500,000	18,579,735
Los Angeles International Airport, Senior, Refunding, Series A, 5.25%, 5/15/39	14,000,000	14,064,540
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	20,174,965
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/35	80,000,000	83,157,600
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	30,000,000	31,126,200
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/41	14,500,000	16,363,975
Los Angeles International Airport, Subordinate, Refunding, Series A, 5.00%, 5/15/49	10,000,000	11,744,600
Los Angeles International Airport, Subordinate, Refunding, Series E, 5.00%, 5/15/43	15,005,000	18,069,471
Los Angeles International Airport, Subordinate, Refunding, Series E, 5.00%, 5/15/48	33,145,000	39,678,874
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/44	60,000,000	69,942,600
Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/47	33,000,000	37,826,910
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/41	12,500,000	14,224,125
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/46	53,000,000	60,020,380
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/35	15,105,000	17,321,961
Power System, Refunding, Series A, 5.00%, 7/01/36	17,795,000	20,335,592
Power System, Refunding, Series A, 5.00%, 7/01/46	15,000,000	17,077,950
Power System, Series A, 5.00%, 7/01/42	7,710,000	8,963,338
Power System, Series A, 5.00%, 7/01/47	11,000,000	12,714,680
Power System, Series B, 5.00%, 7/01/35	11,995,000	14,031,151

26	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Department of Water and Power Revenue, (continued)
Power System, Series B, 5.00%, 7/01/43	$62,000,000	$69,094,660
Power System, Series D, 5.00%, 7/01/44	51,940,000	58,425,748
Power System, Series E, 5.00%, 7/01/44	34,000,000	38,245,580
Water System, Refunding, Series A, 5.00%, 7/01/43	81,095,000	88,671,706
Water System, Refunding, Series A, 5.00%, 7/01/46	62,660,000	71,506,339
Water System, Refunding, Series B, 5.00%, 7/01/48	10,000,000	11,838,300
Water System, Series A, 5.00%, 7/01/43	13,805,000	16,307,985
Water System, Series A, 5.00%, 7/01/44	72,060,000	83,744,529
Water System, Series A, 5.00%, 7/01/44	50,000,000	56,348,500
Water System, Series A, 5.00%, 7/01/48	22,375,000	26,291,072
Los Angeles Harbor Department Revenue, Exempt Facility, Refunding, Series B, 5.00%, 8/01/44	10,300,000	11,715,117
Los Angeles Mortgage Revenue, FHA Insured Mortgage Loans, Section 8 Assisted Projects, Refunding, Series 1, NATL Insured, 6.50%, 7/01/22	255,000	255,836
Los Angeles USD,
GO, Election of 2004, Series I, 5.00%, 7/01/29	10,000,000	10,085,200
GO, Election of 2004, Series I, 5.00%, 1/01/34	36,760,000	37,058,491
GO, Election of 2005, Series F, 5.00%, 7/01/29	2,250,000	2,269,170
Los Angeles Wastewater System Revenue,
Green Bonds, Refunding, Series C, 5.00%, 6/01/45	24,690,000	27,951,549
Green Bonds, Series A, 5.00%, 6/01/44	9,000,000	10,201,950
Series A, Pre-Refunded, 5.00%, 6/01/39	25,000,000	25,150,000
Los Gatos-Saratoga Joint UHSD,
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/39	10,635,000	11,207,269
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/44	16,090,000	16,884,846
Madera County COP,
Valley Children’s Hospital Project, NATL Insured, 5.00%, 3/15/23	6,960,000	6,983,316
Valley Children’s Hospital Project, NATL Insured, 5.75%, 3/15/28	27,500,000	27,592,125
McFarland PFAR, Water and Wastewater Financing Projects, Series A, AGMC Insured, 5.00%, 10/01/40	5,115,000	5,340,265
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured, 5.125%, 8/01/41	7,500,000	8,002,425
The Metropolitan Water District of Southern California Water Revenue, Authorization, Series A, 5.00%, 7/01/40	10,000,000	11,510,100
Midpeninsula Regional Open Space District GO, Green Bond, 4.00%, 9/01/48	11,220,000	12,068,793
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM, 5.50%, 1/15/24	8,860,000	9,767,175
Modesto High School District Stanislaus County GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/21	9,660,000	9,299,489
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	10,815,000	9,974,242
Capital Appreciation, Series A, NATL Insured, zero cpn., 5/01/27	12,770,000	10,643,540
Monterey Peninsula USD,
GO, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/41	17,500,000	19,298,650
GO, Election of 2010, Series C, 5.00%, 8/01/41	11,190,000	12,979,057
Moorpark USD,
COP, Assured Guaranty, Pre-Refunded, 5.625%, 11/01/28	2,180,000	2,233,432
GO, Capital Appreciation, Election of 2008, Series A, Assured Guaranty, zero cpn., 8/01/32	5,870,000	3,850,603
Moreno Valley USD,
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/27	6,315,000	5,367,939
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/28	6,625,000	5,471,919
GO, Riverside County, Election of 2014, Series A, AGMC Insured, 5.00%, 8/01/44	29,220,000	33,324,826
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	55,000,000	50,054,400

franklintempleton.com	Annual Report	27

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	$25,000,000	$36,301,750
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM, 6.00%, 7/01/22	6,330,000	6,871,088
Murrieta Valley USD, COP, School Facility Bridge Funding Program, Pre-Refunded, 5.75%, 5/01/41	12,000,000	12,540,840
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	540,000	540,697
Newport Mesa USD, GO, Capital Appreciation, Election of 2005, zero cpn. to 7/31/21, 6.30% thereafter, 8/01/42	20,000,000	23,764,000
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23	2,425,000	2,649,992
Oak Grove School District GO, Capital Appreciation, Election of 2008, Series B-1, Pre-Refunded, zero cpn., 6/01/41	36,240,000	8,194,589
Oak View USD, GO, San Joaquin County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/49	1,895,000	1,986,377
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.125%, 8/01/29	7,225,000	7,338,938
Oceanside USD,
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/38	10,590,000	5,663,003
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/39	7,860,000	4,006,242
GO, San Diego County, Refunding, 5.00%, 8/01/48	12,000,000	13,725,480
Ontario-Montclair School District GO, San Bernardino County, Election of 2016, Series A, 5.00%, 8/01/46	11,765,000	13,611,517
Orange County Sanitation District Revenue, Wastewater, Refunding, Series A, 5.00%, 2/01/36	8,350,000	9,583,378
Orange County Water District Revenue COP,
Series B, NATL Insured, ETM, 5.00%, 8/15/28	13,740,000	16,842,492
Series B, NATL Insured, ETM, 5.00%, 8/15/34	3,305,000	4,265,896
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,487,570
Orange Special Tax, CFD No. 06-1, Del Rio Public Improvements, Refunding, AGMC Insured, 5.00%, 10/01/40	7,500,000	8,469,300
Oxnard School District GO, Ventura County, Election of 2012, Series C, BAM Insured, 4.00%, 8/01/44	10,755,000	11,243,062
Palomar Community College District GO,
Capital Appreciation, Election of 2006, Series B, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,410,000	73,766,172
Election of 2006, Series C, 5.00%, 8/01/44	35,120,000	40,296,688
Palomar Health Revenue, Refunding, AGMC Insured, 5.00%, 11/01/47	35,000,000	40,701,850
Palomar Pomerado Health COP, Pre-Refunded, 6.75%, 11/01/39	30,000,000	30,910,200
Palomar Pomerado Health GO,
Capital Appreciation, Election of 2004, Series A, Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38	36,000,000	47,376,000
Capital Appreciation, Election of 2004, Series A, zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	74,637,000
Paramount USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/43	32,000,000	7,523,520
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48	28,000,000	4,415,880
GO, Los Angeles County, Election of 2006, AGMC Insured, 5.00%, 8/01/46	11,270,000	12,020,357
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/48	2,450,000	2,724,621
Pasadena Electric Revenue, Refunding, Series A, 4.00%, 6/01/46	22,625,000	23,959,875
Patterson Joint USD,
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/22	1,900,000	1,782,238
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/23	1,985,000	1,816,612
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/24	2,075,000	1,852,124

28	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Patterson Joint USD, (continued)
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/25	$2,170,000	$1,878,048
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/26	2,265,000	1,893,585
Perris School District COP, School Facility Bridge Funding Program, AGMC Insured, 5.50%, 9/01/34	4,000,000	4,162,160
Perris SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	17,525,773
Perris UHSD, GO, Riverside County, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42	5,000,000	5,615,450
Pittsburg USD, GO, Contra Costa County, Refunding, 4.00%, 8/01/44	11,000,000	11,541,310
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, Pre-Refunded, 5.50%, 9/01/46	9,980,000	10,945,266
Placentia-Yorba Linda USD,
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/43	27,955,000	11,754,798
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/46	89,200,000	32,160,168
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/49	85,000,000	27,108,200
Pleasanton USD, COP, AGMC Insured, Pre-Refunded, 5.00%, 8/01/29	4,000,000	4,192,880
Pomona USD,
GO, Election of 2008, Series C, AGMC Insured, 5.25%, 8/01/40	16,000,000	17,246,720
GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/33	5,675,000	5,747,243
Poway RDA Successor Agency Tax Allocation,
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/31	10,180,000	13,107,666
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/32	11,215,000	14,543,276
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 6/15/33	5,835,000	7,619,693
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008, Refunding, Series B, zero cpn., 8/01/46	45,000,000	16,061,850
The Regents of the University of California Revenue,
General, Refunding, Series AZ, 5.00%, 5/15/48	62,325,000	73,597,723
Limited Project, Refunding, Series O, 5.00%, 5/15/48	20,000,000	23,529,200
Limited Project, Refunding, Series O, 5.00%, 5/15/58	10,000,000	11,507,300
Rialto USD,
GO, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 6/01/19	1,655,000	1,650,813
GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter, 8/01/41	27,000,000	28,555,740
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding, Assured Guaranty, 5.875%, 8/01/37	24,000,000	24,319,920
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn., 8/01/35	10,000,000	6,016,500
Ripon USD,
GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, 5.00%, 8/01/42	2,315,000	2,635,720
GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, 5.00%, 8/01/42	705,000	778,863
Riverside County Asset Leasing Corp. Leasehold Revenue,
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/01/23	14,160,000	12,937,142
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/01/24	13,005,000	11,554,162
Riverside County SFMR,
Capital Appreciation, Mortgage, Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	24,260,255
Capital Appreciation, Mortgage, Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	24,010,171
Riverside County Transportation Commission Sales Tax Revenue, Limited Tax, Series A, Pre- Refunded, 5.25%, 6/01/39	11,000,000	12,726,340
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%, 6/01/48	10,000,000	10,969,900

franklintempleton.com	Annual Report	29

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside Electric Revenue,
Issue D, AGMC Insured, 5.00%, 10/01/33	$10,000,000	$10,000,000
Issue D, AGMC Insured, 5.00%, 10/01/38	4,695,000	4,695,000
Refunding, Series A, 5.00%, 10/01/43	11,535,000	12,919,546
Riverside Sewer Revenue, Refunding, Series A, 5.00%, 8/01/40	25,000,000	28,550,250
RNR School Financing Authority Special Tax, CFD No. 92-1, Subordinate, Refunding, Series A, BAM Insured, 5.00%, 9/01/36	11,145,000	12,829,455
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, Pre-Refunded, 7.00%, 9/01/39	8,865,000	9,066,324
Rocklin USD,
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/25	8,160,000	7,187,083
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/26	8,695,000	7,423,530
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/27	9,080,000	7,485,915
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/28	16,615,000	13,205,270
Rohnert Park Community Development Commission Tax Allocation Revenue, Redevelopment Project, Series R, NATL Insured, ETM, 5.00%, 8/01/37	1,380,000	1,382,525
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	5,000	5,014
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	5,852,950
Sacramento City USD, GO, Election of 2012, Measure Q, Series E, 4.00%, 5/01/47	20,000,000	20,572,000
Sacramento County Airport System Revenue,
Senior, 5.00%, 7/01/40	9,000,000	9,354,150
Senior, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,533,700
Subordinate, Refunding, Series B, 5.00%, 7/01/41	9,000,000	10,348,290
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/44	25,000,000	27,811,250
Sacramento Transient Occupancy Tax Revenue,
Convention Center Complex, Senior, Series A, 5.00%, 6/01/43	6,035,000	7,100,298
Convention Center Complex, Senior, Series A, 5.00%, 6/01/48	12,000,000	14,020,200
Sacramento Water Revenue, 5.00%, 9/01/38	21,630,000	24,399,289
Salida Area Public Facilities Financing Agency No. 88 Special Tax, Refunding, AGMC Insured, 5.00%, 9/01/30	5,435,000	5,858,604
San Bernardino Community College District GO, Capital Appreciation, Election of 2008, Series B, zero cpn., 8/01/48	66,390,000	22,230,691
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%, 8/01/26	13,045,000	13,079,439
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 5/01/22	11,235,000	9,539,414
San Buenaventura Public Facilities Financing Authority Wastewater Revenue,
Series C, 5.00%, 1/01/39	8,500,000	9,570,830
Series C, 5.00%, 1/01/44	10,840,000	12,182,859
San Buenaventura Public Facilities Financing Authority Water Revenue, Series C, 5.00%, 1/01/44	8,555,000	9,610,687
San Diego Community College District GO, Capital Appreciation, Election of 2002, zero cpn. to 8/01/19, 6.00% thereafter, 8/01/33	26,880,000	32,919,130
San Diego County COP, The Salk Institute for Biological Studies, Pre-Refunded, 5.125%, 7/01/40	15,000,000	15,682,350
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	5,645,000	6,317,545
Subordinate, Refunding, Series A, 5.00%, 7/01/27	11,565,000	12,068,540
San Diego County Regional Transportation Commission Sales Tax Revenue,
Refunding, Series A, 5.00%, 4/01/48	25,000,000	28,880,750
Series A, 5.00%, 4/01/44	54,915,000	61,641,538
Series A, 5.00%, 4/01/48	20,000,000	22,372,600

30	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FFREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Diego USD,
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/21	$12,160,000	$11,714,701
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/22	8,440,000	7,981,202
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/23	11,120,000	10,294,562
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	104,505,000	125,314,036
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/48	29,840,000	25,648,077
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	54,138,374
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Refunding, Series R-2, zero cpn. to 6/30/30, 6.625% thereafter, 7/01/40	79,500,000	70,050,630
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/40	56,510,000	64,690,388
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/45	34,370,000	39,133,682
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series G, 5.00%, 7/01/40	13,000,000	14,881,880
San Francisco City and County Airport Commission International Airport Revenue,
Refunding, Second Series, Series A, 5.00%, 5/01/42	20,910,000	24,053,609
Refunding, Second Series, Series A, 5.00%, 5/01/47	49,090,000	56,166,814
Refunding, Second Series, Series A, 5.00%, 5/01/49	25,000,000	29,301,750
Refunding, Second Series, Series B, 5.00%, 5/01/47	70,725,000	82,077,777
Refunding, Second Series, Series D, 5.00%, 5/01/48	117,910,000	136,595,198
Refunding, Second Series, Series D, 5.25%, 5/01/48	120,000,000	142,014,000
Refunding, Second Series, Series E, 5.00%, 5/01/48	44,650,000	52,540,994
Second Series, Series B, 5.00%, 5/01/44	31,000,000	34,771,150
Second Series, Series B, 5.00%, 5/01/46	12,500,000	14,122,625
San Francisco City and County Public Utilities Commission Water Revenue,
Sub-Series A, 5.00%, 11/01/36	23,490,000	25,750,678
Sub-Series A, 5.00%, 11/01/41	5,800,000	6,301,990
Sub-Series A, 5.00%, 11/01/43	71,735,000	78,259,298
San Francisco City and County RDA Successor Agency Tax Allocation, Transbay Infrastructure Projects, third lien, Series B, AGMC Insured, 5.00%, 8/01/46	10,000,000	11,577,500
San Gabriel USD,
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 8/01/26	3,530,000	3,020,374
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 2/01/27	1,850,000	1,552,520
San Jacinto USD,
COP, Refunding, AGMC Insured, 5.125%, 9/01/30	4,375,000	4,563,519
COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	12,551,760
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	10,786,574
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter, 1/15/37	104,745,000	111,075,788
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter, 1/15/38	140,340,000	149,174,403
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/40	158,655,000	171,141,148
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	141,024,000	152,342,586
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	141,024,000	152,786,812
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	5,700,000	5,189,280
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/28	33,545,000	28,307,955
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/29	37,050,000	30,340,986
senior lien, Refunding, Series A, 5.00%, 1/15/44	125,000,000	137,525,000
senior lien, Refunding, Series A, 5.00%, 1/15/50	430,000,000	470,991,900

franklintempleton.com	Annual Report	31

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/41	$10,000,000	$11,482,600
Refunding, Series A, 5.00%, 3/01/47	20,000,000	22,803,800
Refunding, Series B, 5.00%, 3/01/47	10,000,000	11,569,700
San Jose Financing Authority Lease Revenue, Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	20,931,574
San Jose GO,
Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28	11,600,000	11,631,320
Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34	15,820,000	15,883,755
Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36	35,150,000	35,287,436
San Jose Special Hotel Tax Revenue,
Convention Center Expansion and Renovation Project, 6.50%, 5/01/36	10,000,000	10,969,800
Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	10,972,000
San Jose USD,
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/27	7,105,000	6,113,284
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/29	7,105,000	5,762,581
San Juan USD,
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/26	15,825,000	12,722,825
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/27	18,605,000	15,503,919
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/28	19,470,000	15,733,318
San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Refunding, Series A, BAM Insured, 5.00%, 9/01/37	10,000,000	11,493,300
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	17,451,450
San Marcos School Financing Authority Lease Revenue, AGMC Insured, Pre-Refunded, 5.00%, 8/15/40	15,635,000	16,410,809
San Marino USD, GO, Los Angeles County, Capital Appreciation, Election of 2000, Series A, NATL Insured, zero cpn., 7/01/25	6,080,000	5,388,582
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded, zero cpn. to 12/15/19, 5.00% thereafter, 12/15/43	11,535,000	13,139,749
GO, Capital Appreciation, Election of 2000, Series B, NATL Insured, zero cpn., 9/01/22	5,000,000	4,733,300
Sanger Financing Authority Wastewater Revenue,
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/35	2,360,000	2,611,836
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/43	3,225,000	3,543,017
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,218,927
Sanger USD, GO, Fresno County, Election of 2016, Series A, BAM Insured, 4.00%, 8/01/41	10,000,000	10,761,900
Santa Ana CRDA Tax Allocation,
Merged Project Area, Series A, Pre-Refunded, 6.25%, 9/01/24	7,005,000	7,651,281
Merged Project Area, Series A, Pre-Refunded, 6.75%, 9/01/28	13,500,000	14,869,845
Santa Ana USD, COP, Financing Project, Capital Appreciation, AGMC Insured, zero cpn., 4/01/24	14,245,000	11,862,666
Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20	1,035,000	1,058,950
Santa Cruz County RDA Tax Allocation,
Live Oak/Soquel Community Improvement Project Area, Series A, Pre-Refunded, 7.00%, 9/01/36	5,000,000	5,113,550
Refunding, Series A, BAM Insured, 5.00%, 9/01/35	20,000,000	23,320,200
Santa Maria Joint UHSD, GO, Santa Barbara and San Luis Obispo Counties, Election of 2004, 4.00%, 8/01/37	14,230,000	14,972,664
Santa Paula Utility Authority Wastewater Enterprise Revenue,
Series A, 5.00%, 2/01/45	16,495,000	18,721,990
Series A, 5.00%, 2/01/50	21,050,000	23,750,294
Saugus/Hart School Facilities Financing Authority Lease Revenue,
Series A, AGMC Insured, 5.00%, 9/01/35	2,000,000	2,081,220
Series A, AGMC Insured, 5.00%, 9/01/40	1,500,000	1,559,460

32	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD, Series A, AGMC Insured, zero cpn., 8/01/42	$49,000,000	$20,176,240
Semitropic ID of Semitropic Water Storage District Revenue, second lien, Refunding, Series A, AGMC Insured, 5.00%, 12/01/45	10,000,000	11,368,700
Snowline Joint USD, COP, Refinancing Project, Assured Guaranty, Pre-Refunded, 5.00%, 9/01/34	13,390,000	13,589,779
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	12,285,870
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%, 11/01/33	17,500,000	21,199,500
Southern California Water Replenishment District Revenue COP, Pre-Refunded, 5.00%, 8/01/41	22,870,000	24,827,901
Southern Mono Health Care District GO,
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/28	2,340,000	1,802,455
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/29	2,440,000	1,805,551
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/30	2,550,000	1,803,590
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/31	2,660,000	1,792,521
Southwestern Community College District GO, Election of 2008, Series D, 5.00%, 8/01/44	10,000,000	11,323,700
Stanislaus USD,
GO, Election of 2008, Series A, Assured Guaranty, 5.625%, 8/01/33	4,140,000	4,192,371
GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41	3,400,000	3,680,364
Sulphur Springs USD,
COP, AGMC Insured, ETM, 6.50%, 12/01/37	2,550,000	2,806,071
COP, Refunding, AGMC Insured, 6.50%, 12/01/37	11,390,000	14,171,666
Temple City USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	10,000,000	11,157,900
Trabuco Canyon PFA Special Tax Revenue, Refunding, Series C, AGMC Insured, 6.10%, 7/01/19	890,000	899,630
Truckee PFA Tax Allocation Revenue,
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.00%, 9/01/30	1,255,000	1,309,593
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.375%, 9/01/37	5,000,000	5,242,750
Tulare County Board of Education COP,
Capital Improvement Projects, BAM Insured, 5.375%, 5/01/33	3,185,000	3,574,526
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/38	8,305,000	9,332,578
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/43	10,855,000	12,199,609
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	2,125,000	2,233,843
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.25%, 9/01/39	3,250,000	3,427,808
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety, Police and Emergency Response Facilities and Services, Pre-Refunded, 6.00%, 8/01/44	10,710,000	11,084,100
Union Elementary School District GO,
Santa Clara County, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 9/01/24	2,000,000	1,810,440
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/25	5,500,000	4,853,420
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn., 9/01/26	5,850,000	5,009,238
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	82,482,000
Refunding, Series L, 5.00%, 5/15/47	49,575,000	56,296,378
University of California Revenue,
Limited Project, Refunding, Series I, 5.00%, 5/15/40	22,990,000	26,078,247
Limited Project, Refunding, Series I, 5.00%, 5/15/50	25,420,000	28,561,404
Limited Project, Refunding, Series K, 4.00%, 5/15/46	19,850,000	20,937,581
Limited Project, Refunding, Series O, 5.00%, 5/15/39	14,400,000	17,170,416
Limited Project, Refunding, Series O, 5.00%, 5/15/43	30,120,000	35,600,936
Limited Project, Series M, 5.00%, 5/15/37	15,410,000	18,217,240

franklintempleton.com	Annual Report	33

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
University of California Revenue, (continued)
Refunding, Series AR, 5.00%, 5/15/41	$13,760,000	$15,849,318
Upland COP,
San Antonio Community Hospital, Pre-Refunded, 6.50%, 1/01/41	34,130,000	37,123,201
San Antonio Regional Hospital, Refunding, 5.00%, 1/01/47	14,400,000	16,067,376
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45	62,900,000	22,964,790
Val Verde USD,
GO, Riverside County, Convertible Capital Appreciation, Election of 2008, Refunding, Series B, AGMC Insured, zero cpn. to 7/31/22, 6.125% thereafter, 8/01/34	1,000,000	1,138,210
GO, Riverside County, Election of 2012, Refunding, Series B, BAM Insured, 5.00%, 8/01/44	15,000,000	17,182,650
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	3,730,000	3,746,151
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	295,000	295,103
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/34	28,350,000	28,687,649
Vista RDA Successor Agency Tax Allocation, Vista Redevelopment Project, Refunding, Series B-1, AGMC Insured, 5.00%, 9/01/37	3,020,000	3,447,904
Vista USD,
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 8/01/26	7,150,000	6,038,461
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero cpn., 2/01/27	4,795,000	4,033,362
Washington Township Health Care District GO, Series B, 5.00%, 8/01/45	15,000,000	17,197,950
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	11,000,000	11,446,380
West Contra Costa USD, GO, Contra Costa County, Refunding, Assured Guaranty, 5.25%, 8/01/29	2,500,000	2,532,250
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 6.50%, 8/01/41	4,000,000	4,473,920
West Sacramento Area Flood Control Agency Assessment Revenue,
5.25%, 9/01/41	9,030,000	9,737,410
AGMC Insured, 5.00%, 9/01/40	3,000,000	3,427,020
AGMC Insured, 5.00%, 9/01/45	7,500,000	8,535,525
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%, 9/01/34	4,940,000	6,032,135
Western Placer USD, COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,079,370
Western Riverside Water and Wastewater Financing Authority Revenue,
Eastern Municipal Water District ID, Assured Guaranty, 5.50%, 9/01/34	1,750,000	1,778,298
Eastern Municipal Water District ID, Assured Guaranty, 5.625%, 9/01/39	2,500,000	2,541,400
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/34	18,980,000	19,206,052
Wiseburn School District GO,
Los Angeles County, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/40	9,215,000	9,750,207
Los Angeles County, Election of 2010, Series B, AGMC Insured, Pre-Refunded, 5.625%, 5/01/41	10,000,000	10,987,100

		14,579,562,657

U.S. Territories 0.9%
Puerto Rico 0.9%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	6,210,000	6,274,832
Asset-Backed, Refunding, 5.625%, 5/15/43	16,000,000	16,170,240
[b] Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%, 7/01/46	9,475,000	1,775,047
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	20,000,000	14,125,000
Refunding, Series A, 5.00%, 7/01/42	24,000,000	16,950,000
Series A, 7.00%, 7/01/33	50,000,000	36,625,000
Series WW, 5.00%, 7/01/28	12,030,000	8,496,187

34	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
[b] Puerto Rico Electric Power Authority Power Revenue, (continued)
Series WW, 5.25%, 7/01/33	$32,250,000	$22,897,500
Series XX, 5.25%, 7/01/40	14,000,000	9,940,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,800,000	5,756,500

		139,010,306

Total Municipal Bonds before Short Term Investments (Cost $13,047,786,106)		14,718,572,963

Short Term Investments 2.4%

Municipal Bonds 2.4%
California 2.4%
[c] California State GO,
Kindergarten, Refunding, Series A1, LOC Citibank, Daily VRDN and Put, 1.23%, 5/01/34	17,830,000	17,830,000
Series A-3, LOC Bank of Montreal, Daily VRDN and Put, 1.25%, 5/01/33	5,000,000	5,000,000
[c] California Statewide CDA Revenue, Rady Children’s Hospital-San Diego, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.30%, 8/15/47	28,435,000	28,435,000
[c] Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.35%, 9/02/22	4,400,000	4,400,000
Limited Obligation Improvement, AD No. 97-16, LOC State Street Bank & Trust Co., Daily VRDN and Put, 1.35%, 9/02/22	16,718,000	16,718,000
[c] Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put, 1.28%, 10/01/41	26,790,000	26,790,000
[c] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, Subseries A-4, SPA Bank of America, Daily VRDN and Put, 1.31%, 7/01/35	30,700,000	30,700,000
Power System, Refunding, Series B, Subseries B-6, SPA TD Bank National Association, Daily VRDN and Put, 1.26%, 7/01/34	36,700,000	36,700,000
Water System, Refunding, Series B, Subseries B-2, SPA Royal Bank of Canada, Daily VRDN and Put, 1.27%, 7/01/35	67,300,000	67,300,000
[c] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 1.26%, 7/01/35	33,300,000	33,300,000
[c] Santa Clara Valley Transportation Authority Sales Tax Revenue, 2000 Measure A, Refunding, Series D, SPA TD Bank National Association, Daily VRDN and Put, 1.25%, 4/01/36	21,300,000	21,300,000

franklintempleton.com	Annual Report	35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Short Term Investments (continued)

Municipal Bonds (continued)
California (continued)
[c] University of California Revenue, General, Refunding, Series AL, Daily VRDN and Put, 1.26%, 5/15/48	$79,225,000	$79,225,000

Total Short Term Investments (Cost $367,698,000)		367,698,000

Total Investments (Cost $13,415,484,106) 99.1%		15,086,270,963
Other Assets, less Liabilities 0.9%		132,793,950

Net Assets 100.0%		$15,219,064,913

See Abbreviations on page 47.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

36	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities

March 31, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,415,484,106

Value - Unaffiliated issuers	$15,086,270,963
Cash	454,713
Receivables:
Capital shares sold	21,797,986
Interest	162,371,223
Other assets	14,668

Total assets	15,270,909,553

Liabilities:
Payables:
Investment securities purchased	27,301,000
Capital shares redeemed	14,162,946
Management fees	5,592,413
Distribution fees	3,163,174
Transfer agent fees	1,123,653
Accrued expenses and other liabilities	501,454

Total liabilities	51,844,640

Net assets, at value	$15,219,064,913

Net assets consist of:
Paid-in capital	$14,304,997,119
Total distributable earnings (loss)	914,067,794

Net assets, at value	$15,219,064,913

Class A:
Net assets, at value	$ 524,756,358

Shares outstanding	70,528,998

Net asset value per share[a]	$7.44

Maximum offering price per share (net asset value per share ÷ 96.25%)	$7.73

Class A1:
Net assets, at value	$11,824,205,819

Shares outstanding	1,591,337,351

Net asset value per share[a]	$7.43

Maximum offering price per share (net asset value per share ÷ 96.25%)	$7.72

Class C:
Net assets, at value	$ 1,124,954,346

Shares outstanding	151,717,155

Net asset value and maximum offering price per share[a]	$7.41

Class R6:
Net assets, at value	$ 103,760,142

Shares outstanding	13,980,527

Net asset value and maximum offering price per share	$7.42

Advisor Class:
Net assets, at value	$ 1,641,388,248

Shares outstanding	221,281,293

Net asset value and maximum offering price per share	$7.42

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended March 31, 2019

Investment income:
Interest:
Unaffiliated issuers	$620,005,207

Expenses:
Management fees (Note 3a)	66,118,702
Distribution fees: (Note 3c)
Class A	411,427
Class A1	11,210,320
Class C	8,508,880
Transfer agent fees: (Note 3e)
Class A	92,183
Class A1	6,658,255
Class C	737,538
Class R6	22,639
Advisor Class	883,048
Custodian fees (Note 4)	125,979
Reports to shareholders	214,840
Registration and filing fees	125,231
Professional fees	950,144
Trustees’ fees and expenses	163,011
Other	394,678

Total expenses	96,616,875
Expense reductions (Note 4)	(100,864)
Expenses waived/paid by affiliates (Note 3f)	(7,299)

Net expenses	96,508,712

Net investment income	523,496,495

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(9,956,510)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	255,817,387

Net realized and unrealized gain (loss)	245,860,877

Net increase (decrease) in net assets resulting from operations	$769,357,372

38	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$523,496,495	$546,734,003
Net realized gain (loss)	(9,956,510)	(354,828,173)
Net change in unrealized appreciation (depreciation)	255,817,387	222,438,228

Net increase (decrease) in net assets resulting from operations	769,357,372	414,344,058

Distributions to shareholders: (Note 1d)
Class A	(5,197,949)	—
Class A1	(423,274,689)	(446,567,107)
Class M	(45)	(30)
Class C	(39,924,236)	(48,932,320)
Class R6	(3,365,595)	(658,554)
Advisor Class	(57,394,738)	(57,924,101)

Total distributions to shareholders	(529,157,252)	(554,082,112)

Capital share transactions: (Note 2)
Class A	508,085,673	—
Class A1	(517,071,838)	(160,991,115)
Class M	(4,921)	5,000
Class C	(413,152,174)	(117,971,740)
Class R6	16,588,428	86,850,620
Advisor Class	43,635,071	124,798,723

Total capital share transactions	(361,919,761)	(67,308,512)

Net increase (decrease) in net assets	(121,719,641)	(207,046,566)
Net assets:
Beginning of year	15,340,784,554	15,547,831,120

End of year (Note 1d)	$15,219,064,913	$15,340,784,554

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class M was closed to investors effective at the close of market June 8, 2018.

Effective September 10, 2018, Class A shares were renamed A1, and the Fund began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Effective May 1, 2019, dividends from net investment income are declared daily and paid monthly. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy.

Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies  (continued)

For the year ended March 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A1	$(446,567,107)
Class M	(30)
Class C	(48,932,320)
Class R6	(658,554)
Advisor Class	(57,924,101)

For the year ended March 31, 2018, undistributed net investment income included in net assets was $37,087,757.

2. Shares of Beneficial Interest

At March 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended		Year Ended
	March 31, 2019[a,b]		March 31, 2018[c,d]

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[e]	80,236,719	$578,154,810
Shares issued in reinvestment of distributions	664,343	4,800,713
Shares redeemed	(10,372,064)	(74,869,850)

Net increase (decrease)	70,528,998	$508,085,673

Class A1 Shares:
Shares sold	109,715,082	$794,245,080	131,096,653	$974,057,514
Shares issued in reinvestment of distributions	47,923,777	347,231,945	49,117,202	364,365,036
Shares redeemed	(228,957,225)	(1,658,548,863)	(202,019,054)	(1,499,413,665)

Net increase (decrease)	(71,318,366)	$(517,071,838)	(21,805,199)	$(160,991,115)

Class M Shares:
Shares sold	—	$—	675	$5,000
Shares redeemed	(675)	(4,921)	—	—

Net increase (decrease)	(675)	$(4,921)	675	$5,000

Class C Shares:
Shares sold	16,635,907	$120,669,805	23,485,863	$174,614,502
Shares issued in reinvestment of distributions	4,932,892	35,693,447	5,818,615	43,101,731
Shares redeemed[e]	(79,249,613)	(569,515,426)	(45,273,541)	(335,687,973)

Net increase (decrease)	(57,680,814)	$(413,152,174)	(15,969,063)	$(117,971,740)

Class R6 Shares:
Shares sold	6,701,788	$48,649,483	12,489,223	$92,531,756
Shares issued in reinvestment of distributions	465,258	3,365,201	89,820	658,449
Shares redeemed	(4,903,985)	(35,426,256)	(861,577)	(6,339,585)

Net increase (decrease)	2,263,061	$16,588,428	11,717,466	$86,850,620

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

	Year Ended		Year Ended
	March 31, 2019[a,b]		March 31, 2018[c,d]

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	67,516,609	$489,214,941	69,267,581	$514,241,679
Shares issued in reinvestment of distributions	6,576,625	47,561,014	6,419,698	47,539,621
Shares redeemed	(68,328,005)	(493,140,884)	(58,952,698)	(436,982,577)

Net increase (decrease)	5,765,229	$43,635,071	16,734,581	$124,798,723

aFor the period September 10, 2018 (effective date) to March 31, 2019, for Class A.

bClass M was closed to investors on June 8, 2018.

cFor the period January 25, 2018 (effective date) to March 31, 2018, for Class M.

dFor the period August 1, 2017 (effective date) to March 31, 2018, for Class R6.

eMay include a portion of Class C shares that were automatically converted to Class A.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended March 31, 2019, the gross effective investment management fee rate was 0.442% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rates for each share class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$493,464
CDSC retained	$203,058

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended March 31, 2019, the Fund paid transfer agent fees of $8,393,663, of which $3,937,600 was retained by Investor Services.

f.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% based on the average net assets of the class until September 30, 2019.

g.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended March 31, 2019, these purchase and sale transactions aggregated $172,913,000 and $263,495,000, respectively.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2019, capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$303,544,806
Long term	463,022,321

Total capital loss carryforwards	$766,567,127

During the year ended March 31, 2019, the Fund utilized $4,612,396 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from tax exempt income	$529,157,252	$554,082,112

At March 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$13,446,910,785

Unrealized appreciation	$1,721,091,904
Unrealized depreciation	(81,731,726)

Net unrealized appreciation (depreciation)	$1,639,360,178

Distributable earnings:
Undistributed tax exempt income	$41,274,749

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2019, aggregated $2,066,594,953 and $2,612,584,199, respectively.

7.   Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2019, the aggregate value of these securities was $110,808,734, representing 0.7% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

8.   Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2019, the Fund did not use the Global Credit Facility.

10.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At March 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915
ABAG	The Association of Bay Area Governments
AD	Assessment District
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
BART	Bay Area Rapid Transit
CDA	Community Development Authority/Agency
CFD	Community Facilities District
COP	Certificate of Participation
CRDA	Community Redevelopment Authority/Agency
ETM	Escrow to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority/Agency
GNMA	Government National Mortgage Association
GO	General Obligation
ID	Improvement District
IDR	Industrial Development Revenue
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
MUD	Municipal Utility District
NATL	National Public Financial Guarantee Corp.
NATL RE	National Public Financial Guarantee Corp. Reinsured
PCFA	Pollution Control Financing Authority
PFA	Public Financing Authority

PFAR	Public Financing Authority Revenue
RDA	Redevelopment Agency/Authority
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
UHSD	Unified/Union High School District
USD	Unified/Union School District
XLCA	XL Capital Assurance

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin California Tax-Free Income Fund (the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2019. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1977	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1983 and Vice President since 1982	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretry	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secreatary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares or Class M shares for each other fund in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and seven other California municipal debt funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin California Tax-Free Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	1112 A 05/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $91,292 for the fiscal year ended March 31, 2019 and $95,645 for the fiscal year ended March 31, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended March 31, 2019 and $0 for the fiscal year ended March 31, 2018. The services for which these fees were paid included professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2019 and $5,569 for the fiscal year ended March 31, 2018. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended March 31, 2019 and $14,000 for the fiscal year ended March 31, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $31,500 for the fiscal year ended March 31, 2019 and $19,569 for the fiscal year ended March 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date May 24, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date May 24, 2019